Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Superior Drilling Products, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), G. Troy Meier, the Chief Executive Officer of the Company, and Christopher D. Cashion, the Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

March 30, 2015	By: /s/ G. Troy Meier
G. Troy Meier, Chief Executive Officer

March 30, 2015	By: /s/ Christopher D. Cashion
Christopher D. Cashion, Chief Financial Officer

* A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to and will be retained by Superior Drilling Products, Inc.